UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2015

The Kraft Heinz Company

(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One PPG Place Pittsburgh, Pennsylvania		15222
(Address of principal executive offices)		(Zip Code)

(412) 456-5700

Registrant’s telephone number, including area code

H.J. Heinz Holding Corporation

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On July 2, 2015, Kraft Foods Group, Inc., a Virginia corporation (“Kraft”), became a wholly owned subsidiary of The Kraft Heinz Company, a Delaware corporation (formerly H.J. Heinz Holding Corporation and referred to herein as the “Company”), as a result of the merger of Kite Merger Sub Corp., a Virginia corporation and a wholly owned subsidiary of the Company (“Merger Sub I”), with and into Kraft, with Kraft surviving as a wholly owned subsidiary of the Company (the “Merger”). The Merger was effected pursuant to the Agreement and Plan of Merger, dated as of March 24, 2015 (the “Merger Agreement”), by and among the Company, Merger Sub I, Kite Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, and Kraft. Immediately prior to the closing of the Merger, the Amended and Restated Certificate of Incorporation of the Company was amended and restated and H.J. Heinz Holding Corporation was renamed “The Kraft Heinz Company”.

Item 1.01	Entry into a Material Definitive Agreement.

Registration Rights Agreement

On July 2, 2015, the Company entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”), by and among the Company, 3G Global Food Holdings LP, a Cayman Islands exempted limited partnership (“3G”), and Berkshire Hathaway Inc., a Delaware corporation (“Berkshire Hathaway”). A description of the material terms and conditions of the Registration Rights Agreement can be found in the section titled “Other Related Agreements—Registration Rights Agreement” in the Company’s Registration Statement on Form S-4 (File No. 333-203364), as amended (the “S-4”), initially filed with the Securities and Exchange Commission on April 10, 2015 and declared effective on June 2, 2015. The description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

Subscription Agreement

On June 30, 2015, the Company entered into a Subscription Agreement, by and among the Company, 3G and Berkshire Hathaway (the “Subscription Agreement”) for the issuance of 500,000,000 shares of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), to 3G and Berkshire Hathaway, in a private placement exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for an aggregate purchase price of $10,000,000,000. The shares of Company Common Stock were issued pursuant to the Subscription Agreement on July 1, 2015. The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement, which is filed as Exhibit 10.1 hereto.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 2, 2015, Merger Sub I merged with and into Kraft, with Kraft surviving as a wholly owned subsidiary of the Company.

Pursuant to the terms of the Merger Agreement, upon the completion of the Merger, each issued and outstanding share of common stock, without par value, of Kraft (“Kraft Common Stock”), other than deferred shares and restricted shares, was converted into the right to receive one fully paid nonassessable share of Company Common Stock. In addition, on June 22, 2015, Kraft declared a special cash dividend in the amount of $16.50 per share of Kraft Common Stock payable to Kraft’s shareholders of record immediately prior to the closing of the Merger.

The issuance of Company Common Stock in connection with the Merger was registered under the Securities Act pursuant to the S-4. The proxy statement/prospectus included the S-4 (the “Proxy Statement/Prospectus”) contains additional information about the Merger.

Upon the closing of the Merger, shares of Kraft Common Stock, which previously traded under the ticker symbol “KRFT” on the NASDAQ Stock Market (“NASDAQ”), ceased trading on, and were delisted from, NASDAQ. Shares of Company Common Stock have been approved for listing on NASDAQ under the ticker symbol “KHC” and will begin trading on July 6, 2015.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the S-4 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information under the heading “Subscription Agreement” set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03.	Material Modification to Rights of Security Holders.

Immediately prior to the closing of the Merger, each issued and outstanding share of Company Common Stock (including those issued pursuant to the Subscription Agreement) was automatically reclassified and changed into 0.443332 of a share of Company Common Stock (the “Conversion”).

The information set forth in Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

Upon the closing of the Merger and pursuant to the terms of the Merger Agreement, the size of the Board of Directors of the Company (the “Board”) was increased from six directors to 11 directors and each of John T. Cahill, L. Kevin Cox, Jeanne P. Jackson, Mackey J. McDonald and John C. Pope were elected to the Board. In addition, Gregory Abel, Alexandre Behring, Warren E. Buffett, Tracy Britt Cool, Jorge Paulo Lemann and Marcel Herrmann Telles will continue to serve on the Board. Effective upon the closing of the Merger, the Board also confirmed Alexandre Behring’s appointment as Chairman of the Board and appointed John T. Cahill as Vice Chairman of the Board.

Effective upon the closing of the Merger, the Board dissolved all existing committees of the Board and established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and an Operations and Strategy Committee. The individuals set forth below were appointed to such committees:

Audit Committee

John C. Pope (Chairman)

L. Kevin Cox

Mackey J. McDonald

Jeanne P. Jackson

Compensation Committee

Alexandre Behring (Chairman)

L. Kevin Cox

Jorge Paulo Lemann

Mackey J. McDonald

Marcel Herrmann Telles

Nominating and Corporate Governance Committee

Alexandre Behring (Chairman)

L. Kevin Cox

Jorge Paulo Lemann

Mackey J. McDonald

Marcel Herrmann Telles

Operations and Strategy Committee

John T. Cahill (Chairman)

Gregory Abel

Alexandre Behring

Appointment of Officers

Upon the closing of the Merger, the previously announced appointments of the Company’s senior leadership team became effective. The names of the Company’s officers, including those who served prior to the Merger or who were appointed or promoted effective upon the closing of the Merger, and their respective positions are indicated below:

Bernardo Hees	Chief Executive Officer
Paulo Basilio	EVP and Chief Financial Officer
Georges El-Zoghbi	Chief Operating Officer of U.S. commercial business
Matt Hill	Zone President of Europe
Emin Mammadov	Zone President of Russia, India and Middle East, Turkey & Africa
Michael Mullen	SVP of Corporate and Government Affairs
Eduardo Pelleissone	EVP of Global Operations
Marcos Romaneiro	Zone President of Asia Pacific
Francisco Sa	Zone President of Latin America
James Savina	SVP, General Counsel and Corporate Secretary
Melissa Werneck	SVP Global Human Resources, Performance and IT

Bernardo Hees, 45, is the Chief Executive Officer of the Company. Previously, Mr. Hees served as Chief Executive Officer of Burger King Worldwide Holdings, Inc. from 2010 to June 2013 and Burger King Worldwide, Inc. from June 2012 to June 2013 and as Chief Executive Officer of ALL from January 2005 to September 2010. Mr. Hees joined the Company in June 2013.

Paulo Basilio, 40, was appointed EVP and Chief Financial Officer. Mr. Basilio joined the Company in June 2013 as Chief Financial Officer. He is responsible for all the finance functions and the investor relations area.

Georges El-Zoghbi, 48, was appointed Chief Operating Officer of U.S. commercial business. In his role, Mr. Zoghbi will lead the Company’s more than $19 billion U.S. business comprised of five commercial business units. Mr. Zoghbi has been COO at Kraft since February 2015. Mr. Zoghbi joined Kraft in 2007 as Vice President and Area Director of Australia and New Zealand.

Matt Hill, 44, was appointed Zone President of Europe. Mr. Hill has been Zone President of Heinz Europe since June 2013. Prior to his current appointment, Mr. Hill was President of Heinz UK & Ireland. Mr. Hill joined the Company in 2010 as Chief Marketing Officer for Heinz UK.

Emin Mammadov, 38, was appointed Zone President of Russia, India and Middle East, Turkey & Africa. Mr. Mammadov joined the Company in 2006 as Marketing Director for Heinz Russia and has been President of RIMEA since 2013.

Michael Mullen, 46, was appointed SVP of Corporate and Government Affairs. He will be responsible for leading internal and external communications, CSR and government affairs. He will also have responsibility for the Company Foundation, real estate and facilities. Mr. Mullen joined the Company in 1998.

Eduardo Pelleissone, 41, was appointed EVP of Global Operations. In this role, Mr. Pelleissone will have direct accountability for the Company’s supply chain, quality, procurement and operations functions in North America and globally. Mr. Pelleissone joined the Company in July 2013 as Head of Operations.

Marcos Romaneiro, 32, was appointed Zone President of Asia Pacific. Mr. Romaneiro has been Zone president of Heinz Asia Pacific since June 2014. Mr. Romaneiro joined the Company in 2013 as SVP Global Finance.

Francisco Sa, 49, was appointed Zone President of Latin America. Mr. Sa joined the Company in June 2014 as Zone President of Heinz Latin America. Mr. Sa served as Zone President for AB InBev’s Latin America South business from 2012 to 2014.

James Savina, 41, was appointed SVP, General Counsel and Corporate Secretary. Mr. Savina joined Kraft in 2013, serving in legal leadership positions and as Chief Compliance Officer. In his new role, Mr. Savina will lead the Company’s legal function, including corporate governance & securities, transactions, regulatory, intellectual property, litigation and labor & employment.

Melissa Werneck, 42, was appointed SVP Global Human Resources, Performance and IT. Ms. Werneck joined the Company in July of 2013 and led the Company’s talent development and the Integrated Management System, which includes the Management by Objectives (MBO) Program.

On June 29, 2015, the Company issued a press release announcing the appointment of the Company’s senior leadership team. A copy of that press release was attached as Exhibit 99.2 to the Company’s Current Report on Form 8-K (File No. 333-203364), which was filed on June 29, 2015, and is incorporated herein by reference.

Compensatory Plans

In connection with the closing of the Merger, the Company assumed the sponsorship of certain of Kraft’s compensatory plans, including each of (i) the Kraft Foods Group, Inc. Deferred Compensation Plan For Non-Management Directors, (ii) the Kraft Foods Group, Inc. 2012 Performance Incentive Plan and (iii) the Kraft Foods Group, Inc. Management Stock Purchase Plan, and also assumed any outstanding awards granted under each such plan, the award agreements evidencing the grants of such awards and the remaining shares available under each such plan, including any awards granted to the Company’s directors and executive officers, in each case subject to applicable adjustments in the manner set forth in the Merger Agreement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the Merger Agreement, immediately prior to the closing of the Merger, the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company were each amended and restated. A description of the material terms and conditions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws as currently in effect can be found in the section titled “Description of Kraft Heinz Capital Stock” in the S-4. The descriptions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, hereto and are incorporated herein by reference.

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On June 12, 2015, Kraft received a notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended, regarding an anticipated blackout period under Kraft’s 401(k) savings plans (the “401(k) Plans”). The blackout period for the 401(k) Plans was implemented in connection with the closing of the Merger. The blackout period is necessary to ensure that the administrator of the 401(k) Plans can process the exchange of Kraft Common Stock for Company Common Stock.

Participants in the 401(k) Plans have been advised that they are unable to direct or diversify investments, process an exchange or rollover, request a loan, withdrawal or distribution, or engage in other activities with respect to amounts in their accounts. The blackout period is currently expected to end no later than three or four business days following the closing of the Merger, but could end later.

Because following the Merger the 401(k) Plans include the Company Stock Fund as an investment option, the Company sent a separate notice (the “Insider Notice”) to its directors and executive officers informing them of the blackout period and certain trading prohibitions that they will be subject to during the blackout period.

During the blackout period and for a period of two years after the end date thereof, a security holder or other interested person may obtain, without charge, information regarding the blackout period, including the actual beginning and end dates of the blackout period. This information is available by calling Fidelity at 1-877-208-0782. In addition, they may contact the Company’s General Counsel at One PPG Place, Pittsburgh, Pennsylvania 15222 or via telephone at (412) 456-5700 regarding questions they may have about the blackout period.

A copy of the Insider Notice is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 8.01.	Other Events.

On July 2, 2015, the Company issued a press release announcing the closing of the Merger. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Kraft as of and for each of the years ended December 27, 2014, December 28, 2013 and December 29, 2012 and the unaudited condensed consolidated financial statements of Kraft as of and for the three months ended March 28, 2015 and March 29, 2014, in each case including the notes related thereto, are filed herewith as Exhibits 99.4 and 99.5, respectively, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 28, 2014 and as of and for the three months ended March 29, 2015 were previously reported and are filed herewith as Exhibit 99.6 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 24, 2015, by and among H.J. Heinz Holding Corporation, Kite Merger Sub Corp., Kite Merger Sub LLC and Kraft Foods Group, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form S-4 (File No. 333-203364), initially filed on April 10, 2015, as amended).

3.1	Second Amended and Restated Certificate of Incorporation of H.J. Heinz Holding Corporation.

3.2	Amended and Restated Bylaws of The Kraft Heinz Company.

4.1	Amended and Restated Registration Rights Agreement, dated as of July 2, 2015, by and among the Company, 3G Global Food Holdings LP and Berkshire Hathaway Inc.

10.1	Subscription Agreement, dated as of July 1, 2015, by and among H.J. Heinz Holding Corporation, 3G Global Food Holdings LP and Berkshire Hathaway Inc.

99.1	Press Release, dated July 2, 2015.

99.2	Press Release, dated June 29, 2015 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 333-203364), filed on June 29, 2015).

99.3	Notice Regarding Blackout Period and Regulation BTR Trading Restrictions, dated July 2, 2015.

99.4	Audited consolidated financial statements of Kraft Foods Group, Inc. as of and for each of the years ended December 27, 2014, December 28, 2013 and December 29, 2012, and the notes related thereto.

99.5	Unaudited condensed consolidated financial statements of Kraft Foods Group, Inc. as of and for the three months ended March 28, 2015 and March 29, 2014, and the notes related thereto.

99.6	Unaudited Pro Forma Condensed Combined Statement of Operations of the Company for the three months ended March 29, 2015; Unaudited Pro Forma Condensed Combined Statement of Operations of the Company for the year ended December 28, 2014; Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of March 29, 2015 (incorporated by reference to the Company’s Registration Statement on Form S-4 (File No. 333-203364), initially filed on April 10, 2015, as amended).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KRAFT HEINZ COMPANY

By:	/s/ Paulo Basilio
Name:	Paulo Basilio
Title:	Executive Vice President and Chief Financial Officer

Date: July 2, 2015

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 24, 2015, by and among H.J. Heinz Holding Corporation, Kite Merger Sub Corp., Kite Merger Sub LLC and Kraft Foods Group, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form S-4 (File No. 333-203364), filed on April 10, 2015, as amended).

3.1	Second Amended and Restated Certificate of Incorporation of H.J. Heinz Holding Corporation.

3.2	Amended and Restated Bylaws of The Kraft Heinz Company.

4.1	Amended and Restated Registration Rights Agreement, dated as of July 2, 2015, by and among the Company, 3G Global Food Holdings LP and Berkshire Hathaway Inc.

10.1	Subscription Agreement, dated as of July 1, 2015, by and among H.J. Heinz Holding Corporation, 3G Global Food Holdings LP and Berkshire Hathaway Inc.

99.1	Press Release, dated July 2, 2015.

99.2	Press Release, dated June 29, 2015 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 333-203364), filed on June 29, 2015).

99.3	Notice Regarding Blackout Period and Regulation BTR Trading Restrictions, dated July 2, 2015.

99.4	Audited consolidated financial statements of Kraft Foods Group, Inc. as of and for each of the years ended December 27, 2014, December 28, 2013 and December 29, 2012, and the notes related thereto.

99.5	Unaudited condensed consolidated financial statements of Kraft Foods Group, Inc. as of and for the three months ended March 28, 2015 and March 29, 2014, and the notes related thereto.

99.6	Unaudited Pro Forma Condensed Combined Statement of Operations of the Company for the three months ended March 29, 2015; Unaudited Pro Forma Condensed Combined Statement of Operations of the Company for the year ended December 28, 2014; Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of March 29, 2015 (incorporated by reference to the Company’s Registration Statement on Form S-4 (File No. 333-203364), initially filed on April 10, 2015, as amended).